UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported):  September 30, 2008

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
Initial Depositor
(Exact name of Registrant as specified in its charter)

Biotech HOLDRS (SM) Trust
[Issuer with respect to the receipts]

DELAWARE (State or other jurisdiction of incorporation)	001-15044 Commission File Number	13-5674085 (I.R.S. Employer Identification No.)
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250 Vesey Street
New York, New York 10281
(Address of principal executive offices and zip code)

(212) 449-1000
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Effective July 1, 2008, Applera Corporation - Applied Biosystems, an underlying constituent of the Biotech HOLDRS Trust, changed its name to Applied Biosystems Inc. and CUSIP to 038149100. The ticker remained the same.  As a result, effective July 2, 2008, creations of Biotech HOLDRS required a deposit of 18 shares of Applied Biosystems Inc. per round lot of 100 Biotech HOLDRS.

The separation of Celera Corporation from Applera Corporation became effective July 1, 2008. As a result, Celera Corporation replaced Applera Corporation - Celera Group as an underlying security of the Biotech HOLDRS Trust. For the 4 shares of Applera Corporation - Celera Group per 100 shares round lot of Biotech HOLDRS, The Bank of New York received 4 shares of Celera Corporation.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99.1	Biotech HOLDRS Trust Prospectus Supplement dated September 30, 2008 to Prospectus dated August 15, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

Date: November 10, 2008	By:	/s/ Satyanarayan R. Chada
		Name:	Satyanarayan R. Chada
		Title:	Managing Director

EXHIBIT INDEX

Number and Description of Exhibit

(99.1)	Biotech HOLDRS Trust Prospectus Supplement dated September 30, 2008 to Prospectus dated August 15, 2007.